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                                                                   EXHIBIT 10.12


                             SUBSIDIARY GUARANTY
                             (FSC; Akashic; AKT)

            THIS SUBSIDIARY GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Guaranty") is made as of May 29, 1998, by STORMEDIA FOREIGN SALES CORPORATION, a U.S. Virgin Islands corporation ("FSC"), AKASHIC MEMORIES CORPORATION, a California corporation ("Akashic"), and STRATES SDN. BHD., a Malaysian corporation formerly known as Akashic Kubota Technologies Sdn. Bhd. ("AKT") (FSC, Akashic and AKT are referred to herein individually from time to time as a "Guarantor" and collectively as the "Guarantors") in favor of the "Agent," "Co-Agent," and "Banks" under that certain Amended and Restated Credit Agreement, dated as of May 29, 1998, by and among StorMedia International Ltd., a Cayman Islands corporation ("SIL") and Strates Pte. Ltd. (together with SIL, the "Borrowers"), StorMedia Incorporated, a Delaware corporation (the "Parent Guarantor" and, together with the Borrowers, the "Primary Obligors"), the financial institutions from time to time parties thereto (collectively the "Banks"), Banque Nationale de Paris, San Francisco Branch, as Co-Agent (the "Co-Agent") and Canadian Imperial Bank of Commerce, New York Agency, in its capacity as Agent for the Banks (the "Agent") (as previously amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement.

            1. Guaranty. For value received and in consideration of any Loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted by the Agent, the Co-Agent or the Banks to any Primary Obligor, the Guarantors, jointly and severally, unconditionally guaranty for the benefit of each of the Agent, the Co-Agent and the Banks the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Obligations of the Borrowers and all Obligations of the Parent Guarantor under or with respect to the Letter of Credit Agreements and the "L/Cs" issued pursuant thereto (and as defined therein) (including, without limitation, interest, fees and expenses that, but for the provisions of the Bankruptcy Code, would have accrued, at the applicable rate specified in the Loan Documents, whether or not such interest is allowed as a claim in bankruptcy) (collectively, the "Guarantied Obligations"). At any time after the occurrence and during the continuance of an Event of Default, the Guarantors shall pay to the Agent, for the benefit of the Agent, the Co-Agent and the Banks, on demand and in immediately available funds, the full amount of the Guarantied Obligations (including any portion thereof which is not yet due and payable). The Guarantors further jointly and severally agree to pay to the Agent, for the benefit of the Agent, the Co-Agent and the Banks, on demand and in immediately available funds,
(i) all losses (including, without limitation, lost profits), fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' and paralegals' fees, costs and expenses) paid or incurred by the Agent, the Co-Agent or any Bank in: (A) enforcing or defending such Person's rights under or in respect of this Guaranty, the other Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith, (B) in collecting all or any part of the Guarantied Obligations or the obligations of any Guarantor under this Guaranty, (C) in foreclosing or otherwise collecting upon the Collateral for the Guarantied Obligations or the obligations of any Guarantor under this Guaranty or any part thereof and (D) obtaining any legal, accounting or other

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advice in connection with any of the foregoing and (ii) interest on (A) the
Guarantied Obligations which do not constitute interest, (B) to the extent permitted by applicable law, the Guarantied Obligations which constitute interest, and (C) the expenses described in clause (i) above, from the date of demand hereunder until paid in full at the applicable per annum rate of interest described in Section 2.04(d) of the Credit Agreement. Each of the Guarantors hereby agrees that this Guaranty is an absolute guaranty of payment and is not a guaranty of collection.

            2. Guaranty Absolute. Each of the Guarantors agrees that its obligations under this Guaranty are independent of the Guarantied Obligations, the obligations of the other Guarantors hereunder and any other guarantor of all or any part of the Guarantied Obligations, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against any Primary Obligor, any other Guarantor or any of such other guarantors and whether or not any Primary Obligor is joined in any such action or actions. The liability of each Guarantor under this Guaranty and the Loan Documents securing such Guarantor's obligations under this Guaranty shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

            (a) the validity, enforceability, avoidance, novation or subordination of any of the Guarantied Obligations, the obligations of the other Guarantors under the Loan Documents or any other guarantor of all or any part of the Guarantied Obligations or any of the Loan Documents;

            (b) the absence of any attempt by, or on behalf of, any Bank, the Co-Agent or the Agent to collect, or to take any other action to enforce, all or any part of the Guarantied Obligations, any obligations of any other Guarantor under the Loan Documents or the obligations of any other guarantor of all or any part of the Guarantied Obligations or any other Person;

            (c) the election of any remedy by, or on behalf of, any Bank, the Co-Agent or the Agent with respect to all or any part of the Guarantied Obligations, any obligations of any other Guarantor under the Loan Documents or the obligations of any other guarantor of all or any part of the Guarantied Obligations;

            (d) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, any Bank, the Co-Agent or the Agent with respect to any provision of any of the Loan Documents;

            (e) the failure of the Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Guarantied Obligations, any obligations of any other Guarantor under the Loan Documents or the obligations of any other guarantor of all or any part of the Guarantied Obligations;

            (f) the election by, or on behalf of, any one or more of the Banks, the Co-Agent and the Agent, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;


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            (g) any borrowing or grant of a security interest by any Primary
      Obligor, as debtor-in-possession, under Section 364 of the Bankruptcy
      Code;

            (h) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Banks, the Co-Agent or the Agent for repayment of all or any part of the Guarantied Obligations, any obligations of any other Guarantor under the Loan Documents or the obligations of any other guarantor of all or any part of the Guarantied Obligations or any expenses described in Section 1;

            (i) any refusal of payment by the Agent, the Co-Agent or any Bank, in whole or in part, from any obligor or guarantor in connection with any of the Guarantied Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any of the Guarantors;

            (j) any change, restructuring or termination of the corporate structure or existence of any Loan Party, or any modification, compounding, compromise, settlement or release by the Agent, the Co-Agent, any Bank or any other Person (or by operation of law or otherwise), collection or other liquidation of the Guarantied Obligations or the liability of any Loan Party, or of the Collateral, in whole or in part; or

            (k) any other circumstance (other than indefeasible payment in cash of the Guarantied Obligations) which might otherwise constitute a legal or equitable discharge or defense of any Primary Obligor, any Guarantor or any other guarantor of all or any part of the Guarantied Obligations.

            3. Enforcement; Application of Payments. Upon the occurrence and during the continuance of an Event of Default, the Agent may proceed directly and at once, without notice, against any Guarantor to obtain performance of and to collect and recover the full amount, or any portion, of the Guarantied Obligations, without first proceeding against any Primary Obligor, any other Guarantor or any other Person, or against any security or collateral for the Guarantied Obligations, any obligations of any other Guarantor under the Loan Documents or the obligations of any other guarantor of all or any part of the Guarantied Obligations. Subject only to the terms and provisions of the Loan Documents, the Agent shall have the exclusive right to determine the application of payments and credits, if any, from the Guarantors, any Primary Obligor or from any other Person on account of the Guarantied Obligations or any other liability of the Guarantors to the Agent, the Co-Agent or any Bank, without affecting the liability of the Guarantors hereunder.

            4. Waivers. (a) Each of the Guarantors hereby waives:

                  (i) diligence, presentment, demand of payment (except as
            expressly required hereunder), filing of claims with a court in the event of receivership or bankruptcy of any Primary Obligor, protest or notice with respect to the Guarantied Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty, the benefits of all statutes of limitation, and all other


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            demands (except as expressly required hereunder) whatsoever (and shall not require that the same be made on any Primary Obligor as a condition precedent to the Guarantors' obligations hereunder);

                  (ii) all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to any Primary Obligor or otherwise;

                  (iii) all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Guarantied Obligations is due (except as expressly required hereunder), notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Guarantied Obligations, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to the Agent to secure payment of all or any part of the Guarantied Obligations; and

                  (iv) any defense based upon any Requirement of Law which
            provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

            (b) Without limiting the generality of the foregoing or any other provision hereof, each of the Guarantors hereby waives, to the fullest extent permitted by applicable law in accordance with Section 2856 of the California Civil Code, all rights and benefits under California Civil Code Sections 2787 to 2855, inclusive (or any similar laws in other jurisdictions) and all rights and benefits of California Civil Code Sections 2899 and 3433 (or any similar laws in any other jurisdiction). In addition, without limiting the generality of the foregoing or any other provision hereof, each of the Guarantors hereby waives, in accordance with Section 2856 of the California Civil Code, all rights and defenses (including, without limitation, all rights and defenses arising out of an election of remedies by the Agent, the Co-Agent or any Bank) that the Guarantor may have because the Guarantied Obligations are secured by real property. This means, among other things:

                  (i) the Agent, the Co-Agent or any Bank may collect from any of the Guarantors without first foreclosing on any real or personal property collateral pledged to or for the benefit of the Agent, the Co-Agent or any Bank; and

                  (ii) if the Agent, the Co-Agent or any Bank forecloses on any real property collateral pledged by any Primary Obligor:

                        (A) the amount of the debt may be reduced only by the
                  price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

                        (B) the Agent, the Co-Agent or any Bank may collect from
                  any of the Guarantors even if the Agent, the Co-Agent or any Bank, by foreclosing on


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                  the real property collateral, has destroyed any right any of the Guarantors may have to collect from any Primary Obligor.

This is an unconditional and irrevocable waiver of any rights and defenses any of the Guarantors may have because the Guarantied Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure (or any similar laws in any other jurisdiction).

            (c) The Agent, the Co-Agent and the Banks, either themselves or acting through the Agent, are hereby authorized, subject to the Intercreditor Agreement, without notice or demand and without affecting the liability of the Guarantors hereunder, from time to time, (i) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Guarantied Obligations, or to otherwise modify, amend or change the terms of any of the Loan Documents; (ii) to accept partial payments on all or any part of the Guarantied Obligations; (iii) to take and hold security or collateral for the payment of all or any part of the Guarantied Obligations, this Guaranty, or any other guaranties of all or any part of the Guarantied Obligations or other liabilities of any Primary Obligor, (iv) to exchange, enforce, waive and release any such security, collateral or guaranties; (v) to apply such security or collateral and direct the order or manner of sale thereof as in their reasonable discretion they may determine; and (vi) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Guarantied Obligations, this Guaranty, any other guaranty of all or any part of the Guarantied Obligations, and any security or collateral for the Guarantied Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the Guarantied Obligations of the Guarantors hereunder.

            5. Setoff. Upon the occurrence of any Event of Default, each Bank is hereby authorized by Guarantors, subject to the Intercreditor Agreement, at any time and from time to time, without notice, (a) to set off against, and to appropriate and apply to the payment of, the obligations and liabilities of any Loan under the Loan Documents (whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all amounts owing by such Bank or any of its Affiliates to any Loan Party (whether payable in Dollars or any other currency, whether matured or unmatured, and, in the case of deposits, whether general or special, time or demand and however evidenced) and any moneys, credits or other property belonging to any Loan Party at any time held by or coming into the possession of such Bank, the Agent or any of their respective Affiliates, and (b) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as such Bank in its sole discretion may elect. The rights of each Bank under this Section are in addition to other rights and remedies (including other rights of set-off) which such Bank may have.

            6. Financial Information. Each of the Guarantors hereby assumes responsibility for keeping itself informed of the financial condition of any Primary Obligor and any and all endorsers and/or other guarantors of all or any part of the Guarantied Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations, or any part thereof, that diligent inquiry would reveal, and each of the Guarantors hereby agrees that none of the


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Agent, the Co-Agent or the Banks shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event the Agent, the Co-Agent or any Bank, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Person shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information which such Person, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to any Guarantor.

            7. No Marshaling; Reinstatement. Each of the Guarantors consents and agrees that none of the Agent, the Co-Agent or the Banks shall be under any obligation to marshal any assets in favor of such Guarantor or any other party or against or in payment of any or all of the Guarantied Obligations. Each of the Guarantors further agrees that, to the extent that any Primary Obligor, such Guarantor or any other guarantor of all or any part of the Guarantied Obligations makes a payment or payments to any Bank, the Co-Agent or the Agent, or any such Person receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Primary Obligor, such Guarantor, such other guarantor or any other Person, or their respective estates, trustees, receivers or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guarantied Obligations or obligations of such Guarantor or such other guarantor which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

            8. Subrogation Waiver. Notwithstanding anything to the contrary contained herein, each Guarantor hereby irrevocably waives, and shall not seek to exercise, until after indefeasible payment in full in cash of the Obligations, all of the following rights that it may have against any other Guarantor for any amounts paid by such Guarantor, or any acts performed by such Guarantor hereunder, in each case, arising under or in respect of the Loan
Documents: (i) subrogation (including all rights arising under Bankruptcy Code
Section 509 and California Civil Code Sections 2848 and 2849, as now and hereafter in effect), (ii) reimbursement (including all rights arising under Bankruptcy Code Section 502(e) and California Civil Code Section 2847, as now and hereafter in effect), (iii) performance (including all rights arising under California Civil Code Section 2846, as now and hereafter in effect), (iv) indemnification or contribution (including all rights to indemnification or contribution arising under Bankruptcy Code Section 502(e), as now and hereafter in effect), (v) participation in a claim, and (vi) all similar rights arising under a contract, in equity, common law, statutes or otherwise.

            9. Subordination. Each of the Guarantors agrees that any and all claims of such Guarantor against any Primary Obligor, any endorser or any other guarantor of all or any part of the Guarantied Obligations, or against any of their respective properties, shall be subordinate and subject in right of payment to the indefeasible payment, in full and in cash, of all Guarantied Obligations

            10. Enforcement; Amendments; Waivers. No delay on the part of any of the Banks, the Co-Agent or the Agent in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any of the other Loan Documents or otherwise with respect to all or any part of


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the Guarantied Obligations, the Collateral or any other guaranty of or security for all or any part of the Guarantied Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Banks, the Co-Agent or the Agent, except for such modifications and waivers made in accordance with the Credit Agreement. Failure by any of the Banks, the Co-Agent or the Agent at any time or times hereafter to require strict performance by any Primary Obligor, any Guarantor, any other guarantor of all or any part of the Guarantied Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to the Agent, the Co-Agent or any Bank shall not waive, affect or diminish any right of the Agent, the Co-Agent or such Bank at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Agent, the Co-Agent or any Bank, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Primary Obligors or the Guarantors, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Credit Agreement. No waiver of any Event of Default by the Agent, the Co-Agent or any Bank shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Agent, the Co-Agent or any Bank permitted hereunder shall in any way affect or impair the Agent's, the Co-Agent's or any Bank's rights and remedies or the obligations of the Guarantors under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by any Primary Obligor to the Agent, the Co-Agent or any of the Banks shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

            11. Effectiveness; Termination. Except to the extent that any Guarantor is released from its obligations hereunder pursuant to the terms of the Intercreditor Agreement, this Guaranty shall become effective upon its execution by the Guarantors and shall continue in full force and effect and may not be terminated or otherwise revoked until the Guarantied Obligations shall have been fully paid in cash. Each of the Guarantors hereby expressly waives the benefits of Section 2815 of the California Civil Code (or any similar law in any other jurisdiction) purporting to allow a guarantor to revoke a continuing guaranty with respect to any transactions occurring after the date of the guaranty. If, notwithstanding the foregoing, any Guarantor shall have any right under applicable law to terminate or revoke its guaranty of the Guarantied Obligations, such Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by such Guarantor, is actually received by the Agent. Such notice shall not affect the right and power of any Bank, the Co-Agent or the Agent to enforce rights arising prior to receipt thereof by the Agent. If the Agent, the Co-Agent or any Bank grants loans or takes other action after such Guarantor terminates or revokes this Guaranty but before the Agent receives such written notice, the rights of such Person with respect thereto shall be the same as if such termination or revocation had not occurred.

            12. Successors and Assigns. This Guaranty shall be binding upon the Guarantors and upon its successors and permitted assigns and shall inure to the benefit of the Banks, the Co-Agent and the Agent and their respective successors and permitted assigns under the Credit Agreement; all


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references herein to the Primary Obligors and to the Guarantors shall be deemed to include their respective successors and assigns. The successors of the Guarantors and the Primary Obligors shall include, without limitation, their respective receivers, trustees or debtors-in-possession.

            13. Advice of Counsel. Each of the Guarantors represents and warrants that it has consulted with its legal counsel regarding all waivers under this Guaranty, including without limitation those under Section 4 and
Section 17 hereof, that it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing, and that it intends that such waivers shall be a material inducement to the Agent, the Co-Agent and the Banks to extend the indebtedness guaranteed hereby.

            14. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraph, telex or facsimile communication) and mailed or telegraphed or telexed or sent by facsimile or delivered, if to any Guarantor or Agent, at its address set forth on the signature pages hereof; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective three (3) Business Days after deposit in the U.S. mail, postage prepaid, when sent by telex or sent by facsimile, or when delivered, respectively.

            15. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW.

            16. SUBMISSION TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY EACH SUCH PARTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY.

            17. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH SUCH PARTY TO ENTER INTO A BUSINESS


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
RELATIONSHIP, THAT EACH SUCH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

            20. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

            21. Collateral. Each of the Guarantors hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of certain of the Loan Documents to which it is a party.

            22. Merger. This Guaranty represents the final agreement of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantors and the Agent, the Co-Agent or any Bank.

            23. Construction. (a) The parties acknowledge that each party and its counsel have reviewed and revised this Guaranty and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Guaranty or any amendments hereto.

            (b) The words "hereof", "herein" and "hereunder" and words of like import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty.

            (c) All references in this Guaranty in the singular shall be deemed to include the plural where the context so requires, and vice versa, unless otherwise specified.

            24. Independent Obligations of Guarantors. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor with respect to this Guaranty. This Guaranty shall be fully effective as to any Guarantor that is a party hereto regardless of whether any other Person becomes, fails to become or ceases to be a party hereto.


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            25. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


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
            IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantors as of the day and year first set forth above.


                                        STORMEDIA FOREIGN SALES CORPORATION

                                        By:    /s/
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        Notice Address:

                                        59 A Kronprindsens Gade
                                        3rd Floor
                                        P.O. Box 1858
                                        St. Thomas, U.S. Virgin Islands
                                        Attention:  Chief Financial Officer


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
                                        AKASHIC MEMORIES CORPORATION

                                        By:    /s/
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        Notice Address:

                                        390 Reed Street
                                        Santa Clara, CA 95050-3118

                                        Telephone:  (408) 327-8400
                                        Telecopier: (408) 727-4928
                                        Attention:  Chief Financial Officer

                                        STRATES SDN. BHD., formerly known as
                                        AKASHIC KUBOTA TECHNOLOGIES
                                        SDN. BHD.


                                        By:    /s/
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        Notice Address:

                                        509-G Jalan Abbas
                                        Tanjung Bungah
                                        11200 Penang
                                        Malaysia


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